SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive Information Statement.

VALIC COMPANY I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Moderate Growth Lifestyle Fund

(each, a “Fund,” and together, the “Funds”)

2919 Allen Parkway

Houston, Texas 77019

December 19, 2022

Dear Participant:

At a meeting held on August 2-3, 2022, the Board of Directors (the “Board”) of VALIC Company I approved the termination of Pinebridge Investments LLC (“Pinebridge”) as subadvisor to the Funds and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (“JPMIM”) (the “New Sub-Advisory Agreement”) with respect to the Funds. The New Subadvisory Agreement became effective on September 28, 2022. The level and scope of services rendered by JPMIM under the New Subadvisory Agreement are the same as those provided under the terminated investment sub-advisory agreement between VALIC and PineBridge. The portfolio management team for each Fund changed.

In connection with the appointment of JPMIM, the Board approved changes to the Funds’ principal investment strategies. Additionally, each Fund’s benchmark index against which it compares its performance was changed.    The Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VC I, with respect to the Funds. These changes and the Fee Waiver Agreement also became effective on September 28, 2022. For more information about each Fund’s investment objective, principal investment strategies and techniques, risks, and benchmark indexes, please refer to the Funds’ prospectus dated October 1, 2022.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about each Fund and JPMIM and the factors considered by the Board with respect to the approval of the New Sub-Advisory Agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2919 Allen Parkway

Houston, Texas 77019

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Moderate Growth Lifestyle Fund

(each, a “Fund,” and together, the “Funds”)

INFORMATION STATEMENT

REGARDING NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND

You have received this Information Statement because on September 28, 2022, you owned interests in one or more of the Funds within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”).

Purpose of the Information Statement

You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), the Funds’ investment adviser, and J.P. Morgan Investment Management Inc. (“JPMIM”) with respect to each Fund. The Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”), including all of the Directors who are not “interested persons” of VC I, VALIC, or JPMIM, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Directors”), approved the New Sub-Advisory Agreement between VALIC and JPMIM with respect to each Fund at a meeting held on August 2-3, 2022 (the “Meeting”). The New Sub-Advisory Agreement replaced the prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and Pinebridge Investments LLC (“Pinebridge”) with respect to each Fund. The New Sub-Advisory Agreement became effective on September 28, 2022. In addition, the Board approved a new Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VC I, on behalf of each of the Funds, which also went into effect on September 28, 2022.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

VC I relies upon an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, a Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about December 19, 2022, to all participants in a Contract or Plan who were invested in either or all of the Funds as of the close of business on September 28, 2022 (the “Record Date”) at https://aigrs.com/prospectus-and-reports/information-statements.

The Adviser and the Funds

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to each Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 2-3, 2022. VALIC is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as JPMIM, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance, and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement, however, the Fee Waiver Agreement went into effect September 28, 2022, under which VALIC will waive 0.03% in Advisory fees paid to VALIC, so that fees paid to VALIC for each Fund are reduced from 0.10% to 0.07% through September 30, 2023. For the period ended May 31, 2022, each Fund paid VALIC advisory fees, before waivers, based on its average daily net assets pursuant to the Advisory Agreement as follows:

Fund	Gross Advisory Fees	% of Average Daily Net Assets
Aggressive Growth Lifestyle Fund	$722,082	0.10%
Conservative Growth Lifestyle Fund	$362,643	0.10%
Moderate Growth Lifestyle Fund	$1,150,200	0.10%

The New Sub-Advisory Agreement

Under the terms of the New Sub-Advisory Agreement, and subject to the control and supervision of VALIC and the Board, JPMIM will manage the investment and reinvestment of the assets of each Fund and maintain a trading desk, and place orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by JPMIM.

The New Sub-Advisory Agreement between VALIC and JPMIM and the Prior Sub-Advisory Agreement between VALIC and PineBridge are similar, except that the New Sub-Advisory Agreement materially differs, among other things, in: (i) the name of the subadviser; (ii) the effective date of the agreement; (iii) the addition of language permitting the subadviser to delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate; (iv) the removal of express terms relating to compliance with federal and state laws, the objectives, policies, restrictions and limitations of a Fund, and the policies and procedures adopted by the Board and the deletion of certain express representations concerning compliance with applicable laws and procedures; (v) the removal of language stating that the subadviser will manage the portion of the assets of a Fund allocated to it as if it was a separate operating fund; (vi) the addition of language expressly permitting the subadviser to select brokers, as approved by VALIC, with respect to brokerage accounts for financial and commodity futures and commodities and options thereon, and to direct a Fund’s custodian to open and maintain brokerage accounts; (vii) the addition of express terms relating to the subadviser’s ability to aggregate trades between a Fund and other clients in a manner it considers fair and reasonable and consistent with its fiduciary obligation; (viii) the express prohibition of the subadviser from consulting with any other sub-adviser of the Funds (or any other subadviser to a fund under common control with the Funds) regarding any securities transactions of the Funds except as permitted by federal laws; (ix) addition that the subadviser has no independent responsibility to test for Fund compliance with Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended, and shall rely completely on VALIC’s determination of such compliance; (x) addition of language stating that no specific level of performance or success of any investment decision or strategy is guaranteed by the subadviser; (xi) the inclusion of an enhanced confidentiality provision; (xii) addition of language permitting VALIC to vote proxies for a Fund in accordance with approved proxy voting guidelines and procedures; (xiii) the addition of language stating that the subadviser shall not be responsible for taking any action on behalf of a Fund with respect to litigation; (xiv) the addition of language expressly acknowledging that the Fund will be ultimately responsible for all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments; (xv) the addition of a representation that VALIC has the authority to delegate some or all of its responsibilities to one or more subadvisers; (xvi) the addition of express terms concerning no liability to any indemnified party for indirect, special or consequential damages; (xvii) the revision of the governing law provision to state that the New Subadvisory Agreement will be interpreted in accordance with the laws of the State of New York and not Texas; and (xviii) the revision of the notices provision.

Under the New Subadvisory Agreement, JPMIM receives a fee, payable monthly from VALIC, in an amount that is calculated as an annual percentage of each Fund’s average daily net assets. The sub-advisory fee paid by VALIC to JPMIM is equal to 0.07% of each Fund’s average daily net assets.

The New Sub-Advisory Agreement shall continue in effect for two years from its effective date. Thereafter, the New Sub-Advisory Agreement shall continue in effect, but with respect to each Fund, subject to the termination provisions and all other terms and conditions thereof, only so long as such continuance is approved at least annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board or a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act). The New Sub-Advisory Agreement terminates automatically in the event of its assignment or the event of the termination of the Advisory Agreement as it relates to a Fund. It is also terminable at any time, without the payment of any penalty, by a vote of VC I’s Board or by a vote of a majority of a Fund’s outstanding voting securities on not more than 60 days nor less than 30 days prior written notice to the sub-adviser, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement may also be terminated, without the payment of any penalty, by VALIC and the sub-adviser on not more than 60 days nor less than 30 days prior written notice to the sub-adviser or VALIC, respectively. The New Sub-Advisory Agreement is attached to this Information Statement as Exhibit A, and the description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

For the most recent fiscal year ended May 31, 2022, VALIC received gross advisory fees from the Aggressive Growth Lifestyle Fund in the amount of $722,082 or 0.10% of the Fund’s average daily net assets, from the Conservative Growth Lifestyle Fund in the amount of $362,643 or 0.10% of the Fund’s average daily net assets, and from the Moderate Growth Lifestyle Fund in the amount of $1,150,200 or 0.10% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to PineBridge for its management of the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund in the amounts of $722,082 or 0.10%, $362,643 or 0.10% and $1,150,200 or 0.10%, respectively, and retained $0 or 0.00%, $0 or 0.00%, and $0 or 0.00%, respectively. If JPMIM had served as sub-adviser to each Fund for the fiscal year ended May 31, 2022, and had the Fee Waiver Agreement been in effect during that time, VALIC would have paid sub-advisory fees to JPMIM for its management of the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund in the amounts of $505,457 or 0.07%, $253,850 or 0.07% and $805,140 or 0.07%, respectively, and retained $0 or 0.00%, $0 or 0.00%, and $0 or 0.00%, respectively. If JPMIM had served as sub-adviser during that time and had the Fee Waiver Agreement not been in effect, VALIC would have retained $216,625 or 0.03%, $108,793 or 0.03%, and $345,060 or 0.03%, respectively. The sub-advisory fees payable to JPMIM under the New Sub-Advisory Agreement are lower than the sub-advisory fees payable to PineBridge under the Prior Sub-Advisory Agreement. Effective September 28, 2022, through September 30, 2023, VALIC has agreed to waive each Fund’s advisory fees so that the advisory fee payable by each Fund is equal to 0.07% of the Fund’s average daily net assets. With the Fee Waiver Agreement in effect, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability. Without the Fee Waiver Agreement in effect, VALIC would retain 0.03% in advisory fees with respect to each of the Funds, which would result in an increase in profitability for VALIC.

Factors Considered by the Board

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent, and quality of the services to be provided to the Funds by JPMIM; (2) the key personnel of JPMIM who will provide services to the Funds; (3) JPMIM’s compliance policies and procedures; (4) JPMIM’s brokerage and soft dollar practices; and (5) information relating to any economies of scale and other benefits to be realized by JPMIM as a result of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management as well as a presentation at the Meeting by representatives from JPMIM regarding the proposed strategy for the Funds. The Board noted that in accordance with Section 15(c) of the 1940 Act, JPMIM furnished the Board with extensive information in connection with the consideration of the New Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent, and Quality of Services.  The Board considered the nature, extent, and quality of services to be provided to the Funds by JPMIM. The Board reviewed the information provided by JPMIM relating to JPMIM’s operations and personnel. The Board also noted that JPMIM’s management of the Funds will be subject to the oversight of VALIC and the Board, and must be done in accordance with the investment objectives, policies, and restrictions set forth in each Fund’s prospectus and statement of additional information. The Board also discussed the changes to each Fund’s principal investment strategies as a result of the change in sub-adviser.

The Board considered information provided to them regarding the services to be provided by JPMIM. The Board noted that JPMIM will determine the underlying portfolios to be purchased or sold on behalf of each Fund and will be responsible for providing VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and for rendering regular reports to VALIC and officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed information regarding the qualifications, background, and responsibilities of JPMIM’s investment and compliance personnel who would provide services to the Funds. The Board also took into account the financial condition of JPMIM. The Board also reviewed JPMIM’s brokerage practices. The Board also considered JPMIM’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Funds.

The Board concluded that the scope and quality of the services to be provided by JPMIM were expected to be satisfactory and that there was a reasonable basis to conclude that JPMIM would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance.  The Board received and reviewed information regarding the fees proposed to be charged by JPMIM for sub-advisory services compared against the sub-advisory fees of the funds in each Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with JPMIM at arm’s length. The Board also noted that the sub-advisory fee rate to be payable to JPMIM pursuant to the New Sub-Advisory Agreement is lower than the sub-advisory fee rate payable to PineBridge pursuant to the current sub-advisory agreement with PineBridge with respect to each applicable Fund and that VALIC is implementing an advisory fee waiver to pass all of those savings through to shareholders. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Funds, that the sub-advisory fees are not paid by the Funds, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the engagement of JPMIM will not result in any change to the management fee paid by the Funds to VALIC. The Board also considered that JPMIM does not manage any comparable funds or accounts that have comparable investment objectives and strategies to the Funds.

Cost of Services and Indirect Benefits/Profitability.  The Board considered the cost of services and profits expected to be realized in connection with the New Sub-Advisory Agreement. The Board noted that the sub-advisory fee rate proposed to be paid pursuant to the New Sub-Advisory Agreement would be lower as a result of the changes in sub-adviser and that VALIC is implementing an advisory fee waiver to pass all of those savings through to shareholders so that the approval of the New Sub-Advisory Agreement was not expected to have any impact on VALIC’s profitability with respect to any Fund. The Board considered that the sub-advisory fee rates were negotiated with JPMIM at arm’s length. In considering the anticipated profitability to JPMIM in connection with its relationship to the Funds, the Directors noted that the fees under the New Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of JPMIM from their relationship with the Funds was not material to their deliberations with respect to the consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale.  For similar reasons as stated above with respect to JPMIM’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in JPMIM’s management of the Funds is not a material factor to the approval of the New Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement.  The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made, and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that JPMIM possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about JPMIM

JPMIM is the legal entity responsible for the management of this product. J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of September 30, 2022, JPMIM had assets under management totaling approximately $2,234,158 trillion.

The following chart lists JPMIM’s principal executive officers and directors and their principal occupations.

Name and Address	Principal Occupation
George C. Gatch 277 Park Avenue, New York, NY 10172	Director, Chairman, Managing Director
Paul A. Quinsee 277 Park Avenue, New York, NY 10172	Director, Global Head of Equities, Managing Director
Andrew R. Powell 277 Park Avenue, New York, NY 10172	Director, AM CAO, Head of Global Client Service, Managing Director, Senior Business Manager
John T. Donohue 277 Park Avenue New York, NY 10172	Director, President, CEO, Managing Director
Joy C. Dowd 575 Washington Blvd, Jersey City, NJ 07310	Director, Managing Director
Robert C. Michele 277 Park Avenue, New York, NY 10172	Director, CIO and Head of Global Fixed Income, Currency & Commodities, and Managing Director
Anton C. Pil 277 Park Avenue, New York, NY 10172	Director, Global Head of Alternatives, Managing Director
Craig M. Sullivan 383 Madison Avenue, New York, NY 10179	Director, Treasurer, CFO, Managing Director
Jedediah Laskowitz 277 Park Avenue, New York, NY 10172	Head of Asset Management Solutions, Managing Director
John L. Olivia 277 Park Avenue, New York, NY 10172	Chief Compliance Officer, Managing Director
Andrea L. Lisher 277 Park Avenue, New York, NY 10172	Head of Americas, Client
Peter Bonanno 4 New York Plaza, New York, NY, 10004	General Counsel, Asset Management, Managing Director
Katherine Manghillis 1111 Polaris Pkwy, Columbus, OH, 43240	Secretary, Executive Director

No Director of VC I has owned any securities or has had any material interest in, or a material interest in a material transaction with, JPMIM or its affiliates since the beginning of each Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners, or shareholders of JPMIM.

JPMIM does not provide investment advisory or sub-advisory services to any mutual funds or other accounts that have investment strategies and/or objectives similar to that of each Fund.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to each Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to each Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2022, pursuant to the Administrative Services Agreement and MTA, the Aggressive Growth Lifestyle Fund paid $0 and $2,930 to SunAmerica and VRSCO, respectively, Conservative Growth Lifestyle Fund paid $0 and $2,048 to SunAmerica and VRSCO, respectively, and the Moderate Growth Lifestyle Fund paid $0 and $2,597 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), each Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, each Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect, majority-owned subsidiary of AIG. VALIC is also an indirect, majority-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the New Sub-Advisory Agreement did not affect the services provided to either Fund by SunAmerica, VRSCO, or ACS.

Brokerage Commissions

The Funds did not pay brokerage commissions to affiliated broker-dealers for the fiscal year that ended May 31, 2022.

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Funds are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, a Fund must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer, and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Ownership of Shares

As of November 30, 2022, there were approximately 63,138,422.89 shares outstanding of the Aggressive Growth Lifestyle Fund, 28,131,297.55 shares outstanding of the Conservative Growth Lifestyle Fund, and 73,849,900.09 shares outstanding of the Moderate Growth Lifestyle Fund. All shares of each Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of a Fund. The Directors and officers of VC I and members of their families as a group beneficially owned less than 1% of each Fund’s shares as of the Record Date.

By Order of the Board of Directors,
/s/ John T. Genoy
John T. Genoy President VALIC Company I

Dated: December 19, 2022

EXHIBIT A

AMENDMENT NO. 8

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 8 TO THE INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of September 28, 2022, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (“VALIC”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, VALIC and VALIC Company I, a Maryland corporation (“VC I”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which VALIC has agreed to provide investment management, advisory and administrative services to VC I, and pursuant to which VALIC may delegate one or more of its duties to a subadviser pursuant to a written sub-advisory agreement; and

WHEREAS, VALIC and the Subadviser are parties to an Investment Sub-Advisory Agreement dated as of October 1, 2011, as amended from time to time (the “Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (each, a “Covered Fund,” and collectively, the “Covered Funds”) of VC I, as listed on Schedule A of the Agreement; and

WHEREAS, the Board of Directors of VC I, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Agreement; and

WHEREAS, VALIC has received an exemptive order from the U.S. Securities and Exchange Commission that permits VALIC, subject to certain conditions, to enter into sub-advisory agreements with unaffiliated investment advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended and restated as attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended, or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Thomas M. Ward

Name:	Thomas M. Ward
Title:	Authorized Signatory

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Bootsie Beeks

Name:	Bootsie Beeks
Title:	Vice President

SCHEDULE A

COVERED FUND(S)

Effective September 28, 2022

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Asset Allocation Fund	0.20%

Aggressive Growth Lifestyle Fund	0.07%

Conservative Growth Lifestyle Fund	0.07%

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Moderate Growth Lifestyle Fund	0.07%

Small Cap Growth Fund	0.55% on the first $50 million 0.50% on the next $50 million 0.40% on assets over $100 million

Small Cap Value Fund	0.50% on the first $50 million 0.40% on assets over $50 million

VALIC COMPANY I

2919 Allen Parkway

Houston, Texas 77019

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Moderate Growth Lifestyle Fund

(each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://aigrs.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement is now available at the website referenced above. Each Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at a meeting held on August 2-3, 2022, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved the termination of Pinebridge Investments LLC (“Pinebridge”) as subadvisor to the Funds and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (“JPMIM”) (the “New Sub-Advisory Agreement”) with respect to the Funds. The New Subadvisory Agreement became effective on September 28, 2022. The level and scope of services rendered by JPMIM under the New Subadvisory Agreement are the same as those under the terminated investment sub-advisory agreement between VALIC and PineBridge. The portfolio management team for each Fund changed.

VC I relies upon an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, each Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about December 19, 2022, to all participants in a contract or plan who were invested in either or all of the Funds as of the close of business on September 28, 2022. A copy of the Information Statement will remain on our website until at least December 19, 2023, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to a Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until December 19, 2023. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.